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EXHIBIT 21.1               SUBSIDIARIES OF THE REGISTRANT

                                  SUBSIDIARIES OF ALTERRA HEALTHCARE CORPORATION

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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
2010 Union L.P.                                                                        Washington
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AHC Properties, Inc.                                                                    Delaware
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AHC Purchaser Holding, Inc.                                                             Delaware
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AHC Purchaser, Inc.                                                                     Delaware
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AHC Tenant, Inc.                                                                        Delaware
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ALI Palmer Ranch East, Inc.                                                             Delaware
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ALS Canada, Inc.                                                                        Delaware
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ALS Financing II, Inc.                                                                  Delaware
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ALS Financing, Inc.                                                                      Kansas
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ALS Holdings, Inc.                                                                      Delaware
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ALS Kansas, Inc.                                                                        Delaware
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ALS Kenosha, Inc.                                                                       Delaware
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ALS Leasing, Inc.                                                                       Delaware
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ALS National SPE I, Inc.                                                                Delaware
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ALS National, Inc.                                                                      Delaware
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ALS North America, Inc.                                                                 Delaware
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ALS West, Inc.                                                                          Delaware
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ALS Wisconsin Holdings, Inc.                                                            Delaware
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ALS-Clare Bridge, Inc.                                                                  Delaware
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ALS-Crossings, Inc.                                                                     Delaware
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ALS-Indiana (PA) Partners                                                             Pennsylvania
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ALS-Jacksonville, L.P.                                                                  Florida
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ALS-Northeast, LLC                                                                      New York
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ALS-Olathe I, Inc.                                                                      Delaware
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ALS-Silverwood, Inc.                                                                    Delaware
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ALS-Sparks Holding, Inc.                                                                Delaware
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ALS-Stonefield, Inc.                                                                    Delaware
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ALS-Tallahassee, L.P.                                                                   Florida
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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
ALS-Venture I, Inc.                                                                     Delaware
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ALS-Venture II, Inc.                                                                    Delaware
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ALS-Westwood, Inc.                                                                      Delaware
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ALS-Wovenhearts Minnesota, Inc.                                                         Delaware
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ALS-Wovenhearts, Inc.                                                                   Delaware
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ALS-Wynwood, Inc.                                                                       Delaware
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ALS/Wovenhearts Brown Deer, LLC                                                         Delaware
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Alternative Living Services - Midwest, Inc.                                             Michigan
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Alternative Living Services - New York, Inc.                                            Delaware
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Alternative Living Services Home Care, Inc.                                             New York
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Assisted Living Properties, Inc.                                                         Kansas
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BCI Construction, Inc.                                                                   Kansas
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BCINC, Inc.                                                                              Kansas
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CCCI/Northampton Limited Partnership                                                  Pennsylvania
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Clare Bridge Cottage of Bowling Green LLC                                               Delaware
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Clare Bridge Cottage of Florence L.P.                                                   Delaware
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Clare Bridge Cottage of Greenwood LLC                                                   Delaware
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Clare Bridge Cottage of Lakeland L.P.                                                   Delaware
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Clare Bridge Cottage of Lebanon L.P.                                                    Delaware
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Clare Bridge Cottage of Lynchburg L.P.                                                  Delaware
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Clare Bridge Cottage of Raritan LLC                                                     Delaware
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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
Clare Bridge Cottage of Topeka L.P.                                                     Delaware
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Clare Bridge Cottage of Valley Station LLC                                              Delaware
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Clare Bridge of Adams II L.P.                                                           Delaware
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Clare Bridge of Akron L.P.                                                              Delaware
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Clare Bridge of Anderson LLC                                                            Delaware
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Clare Bridge of Arlington L.P.                                                          Delaware
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Clare Bridge of Austin LLC                                                              Delaware
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Clare Bridge of Bainbridge L.P.                                                         Delaware
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Clare Bridge of Beaverton L.P.                                                          Delaware
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Clare Bridge of Bingham Farms L.P.                                                      Delaware
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Clare Bridge of Carrollwood L.P.                                                        Delaware
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Clare Bridge of Cheswick L.P.                                                           Delaware
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Clare Bridge of Citrus Heights L.P.                                                     Delaware
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Clare Bridge of Cobb County L.P.                                                        Delaware
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Clare Bridge of Colorado Springs L.P.                                                   Delaware
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Clare Bridge of Corona L.P.                                                             Delaware
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Clare Bridge of Decatur L.P.                                                            Delaware
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Clare Bridge of Denver L.P.                                                             Delaware
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Clare Bridge of East Mesa L.P.                                                          Delaware
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Clare Bridge of Everett L.P.                                                            Delaware
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Clare Bridge of Fort Wayne LLC                                                          Delaware
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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
Clare Bridge of Ft. Myers L.P.                                                          Delaware
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Clare Bridge of Fulton County L.P.                                                      Delaware
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Clare Bridge of Gainesville LLC                                                         Delaware
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Clare Bridge of Galloway L.P.                                                           Delaware
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Clare Bridge of Geneva LLC                                                              Delaware
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Clare Bridge of Glendale L.P.                                                           Delaware
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Clare Bridge of Hamilton, LLC                                                          New Jersey
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Clare Bridge of Hanover LLC                                                             Delaware
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Clare Bridge of Houston L.P.                                                            Delaware
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Clare Bridge of Irving Valley LLC                                                       Delaware
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Clare Bridge of Jefferson Township L.P.                                                 Delaware
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Clare Bridge of Kenosha LLC                                                             Delaware
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Clare Bridge of Kenwood LLC                                                             Delaware
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Clare Bridge of Leawood L.P.                                                            Delaware
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Clare Bridge of Livonia L.P.                                                            Delaware
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Clare Bridge of Lower Makefield GP                                                    Pennsylvania
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Clare Bridge of Lynnwood L.P.                                                           Delaware
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Clare Bridge of Montgomery GP                                                         Pennsylvania
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Clare Bridge of New Castle LLC                                                          Delaware
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Clare Bridge of Oklahoma City LLC                                                       Delaware
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Clare Bridge of Overland Park L.P.                                                      Delaware
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Clare Bridge of Palos Heights L.P.                                                      Delaware
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Clare Bridge of Parma L.P.                                                              Delaware
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Clare Bridge of Peoria L.P.                                                             Delaware
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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
Clare Bridge of Reno L.P.                                                               Delaware
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Clare Bridge of Richardson L.P.                                                         Delaware
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Clare Bridge of Roanoke L.P.                                                            Delaware
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Clare Bridge of Salem LLC                                                               Delaware
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Clare Bridge of San Antonio LLC                                                         Delaware
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Clare Bridge of Silverdale L.P.                                                         Delaware
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Clare Bridge of South Park L.P.                                                         Delaware
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Clare Bridge of Southern Pines L.P.                                                     Delaware
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Clare Bridge of Sun City West Deer Valley L.P.                                          Delaware
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Clare Bridge of Susquehanna LLC                                                         Delaware
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Clare Bridge of Tanque Verde L.P.                                                       Delaware
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Clare Bridge of Tequesta L.P.                                                           Delaware
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Clare Bridge of Tequesta LLC                                                            Delaware
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Clare Bridge of Troutdale L.P.                                                          Delaware
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Clare Bridge of Tuscawilla L.P.                                                         Delaware
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Clare Bridge of Warminster LLC                                                          Delaware
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Clare Bridge of West Melbourne LLC                                                      Delaware
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Clare Bridge of Westampton, LLC                                                        New Jersey
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Clare Bridge of Westchase L.P.                                                          Delaware
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Clare Bridge of Wichita L.P.                                                            Delaware
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Clare Bridge of Wilmington L.P.                                                         Delaware
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Clifton Park Route 146, LLC                                                             New York
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Clinton Brookside Drive, LLC                                                            New York
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Cortland House Limited Partnership                                                   Massachusetts
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Coventry Corporation, Inc.                                                               Kansas
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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
Crossings International Corporation                                                    Washington
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Crossings Management, Inc.                                                             Washington
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Crystal Health Services, LLC                                                            Delaware
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Eisenhower/State Limited Partnership                                                    Michigan
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Farmington Devonwood Drive, LLC                                                         New York
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Glastonbury Fairway Crossing, LLC                                                       Delaware
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Glastonbury Mountain Road, LLC                                                          Delaware
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Greece Latta Road, LLC                                                                  New York
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Greece Treeline Drive, LLC                                                              New York
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Hamilton House Limited Partnership                                                      Delaware
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Hampton Development, LLC                                                                 Kansas
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HCR/Alterra Development II, LLC                                                         Delaware
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HCR/Alterra Development, LLC                                                            Delaware
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Heartland - Edgerton Group, LLC                                                        Wisconsin
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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
Heartland Retirement Services, Inc.                                                    Wisconsin
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Ithaca Bundy Road, LLC                                                                  New York
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Ithaca Trumansburg Road, LLC                                                            New York
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Marsh/Tihart Limited Partnership                                                        Michigan
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Niagara Nash Road, LLC                                                                  New York
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Niagara SC Wheatfield, LLC                                                              New York
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Niskayuna Wynwood Commons Operator, Inc.                                                New York
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North Schoenherr L.P.                                                                   Michigan
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Orchard Park Sterling Drive, LLC                                                        New York
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Poughkeepsie Boardman Road, LLC                                                         New York
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Poughkeepsie Spackenkill Road, LLC                                                      New York
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Rockland Veterans Memorial Drive, LLC                                                   New York
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Saratoga Kirby Road, LLC                                                                New York
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Silverstone Development, L.P.                                                           Florida
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Sterling Cottage of Austintown LLC                                                      Delaware
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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
Sterling Cottage of Fort Collins LLC                                                    Delaware
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Sterling Cottage of Goodlettsville LLC                                                  Delaware
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Sterling Cottage of Hagerstown I L.P.                                                   Delaware
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Sterling Cottage of Jeffersonville I L.P.                                               Delaware
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Sterling Cottage of Lady Lake I LLC                                                     Delaware
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Sterling Cottage of Leesburg I LLC                                                      Delaware
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Sterling Cottage of Michigan City I L.P.                                                Delaware
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Sterling Cottage of Middletown LLC                                                      Delaware
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Sterling Cottage of Muncie I L.P.                                                       Delaware
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Sterling Cottage of New Philadelphia I L.P.                                             Delaware
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Sterling Cottage of Oklahoma City LLC                                                   Delaware
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Sterling Cottage of Richland Hills LLC                                                  Delaware
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Sterling Cottage of Valparaiso I L.P.                                                   Delaware
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Sterling Cottage of Vero Beach LLC                                                      Delaware
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Sterling Cottage of Winter Haven LLC                                                    Delaware
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Sterling House of Bloomington II L.P.                                                   Delaware
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Sterling House of Columbia LLC                                                          Delaware
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Sterling House of Florence LLC                                                          Delaware
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Sterling House of Frederick LLC                                                         Delaware
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Sterling House of Gloucester LLC                                                        Delaware
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Sterling House of Hagerstown II L.P.                                                    Delaware
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Sterling House of Jeffersonville LLC                                                    Delaware
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Sterling House of Kokomo L.P.                                                           Delaware
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Sterling House of Merrillville LLC                                                      Delaware
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Sterling House of Muncie LLC                                                            Delaware
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Sterling House of Portage LLC                                                           Delaware
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Sterling House of Raleigh LLC                                                           Delaware
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Sterling House of Raritan LLC                                                           Delaware
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Sterling House of Richmond LLC                                                          Delaware
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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
Sterling House of Tullahoma LLC                                                         Delaware
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Sterling House of Valley Station LLC                                                    Delaware
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Sterling of Chattanooga LLC                                                             Delaware
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Sterling of Columbus LLC                                                                Delaware
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Sterling of Gallatin LLC                                                                Delaware
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Sterling of Lebanon II LLC                                                              Delaware
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Summerfield-Clinton LLC                                                                 Delaware
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Tequesta Villas LLC                                                                     Delaware
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Twelve/Drake L.P.                                                                       Michigan
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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
Wovencare Systems, Inc.                                                                Wisconsin
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Wovenhearts - Wisconsin Associates, LLC                                                Wisconsin
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WovenHearts of Bristol L.P.                                                             Delaware
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Wynwood of Adams L,P.                                                                   Delaware
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Wynwood of Appleton L.P.                                                                Delaware
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Wynwood of Boynton Beach Congress L.P.                                                  Delaware
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Wynwood of Boynton Beach West L.P.                                                      Delaware
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Wynwood of Brea L.P.                                                                    Delaware
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Wynwood of Chapel Hill, LLC                                                          North Carolina
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Wynwood of Dunedin L.P.                                                                 Delaware
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Wynwood of Emerson L.P.                                                                 Delaware
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Wynwood of Fulton County L.P.                                                           Delaware
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NAME OF SUBSIDIARY                                                                 STATE OF FORMATION
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
Wynwood of Galloway L.P.                                                                Delaware
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Wynwood of Harden Ranch L.P.                                                            Delaware
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Wynwood of Palmer Ranch East L.P.                                                       Delaware
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Wynwood of Pin Oak II L.P.                                                              Delaware
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Wynwood of Rochester LLC                                                                Delaware
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Wynwood of Sarasota L.P.                                                                Delaware
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Wynwood of Tucson L.P.                                                                  Delaware
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Wynwood of Wayne L.P.                                                                   Delaware
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Wynwood of West Orange L.P.                                                             Delaware
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Wynwood of Westlake L.P.                                                                Delaware
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Wynwood of Whittier L.P.                                                                Delaware
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